Exhibit 10.2

NOTE

$700,000.00	October 4, 2012

FOR VALUE RECEIVED, the undersigned, THERMOENERGY CORPORATION, a Delaware corporation (“ThermoEnergy”), THERMOENERGY POWER SYSTEMS, LLC, a Delaware limited liability company (“ThermoEnergy Power Systems”) and CASTION CORPORATION, a Massachusetts corporation (“CASTion”, and together with ThermoEnergy and ThermoEnergy Power Systems, the “Borrowers”), HEREBY UNCONDITIONALLY PROMISE TO PAY TO THE ORDER OF C13 THERMO LLC, a Delaware limited liability company (the “Lender”), in lawful money of the United States of America and in immediately available funds on the Maturity Date, or such earlier date as may be provided in that certain Loan Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Loan Agreement”), by and among the Borrowers and the Lender, the lesser of either: (a) the principal amount of Seven Hundred Thousand and 00/100 Dollars ($700,000.00), or (b) the aggregate unpaid principal amount of all Loans advanced by the Lender to the Borrowers pursuant to the terms of the Loan Agreement. Subject to the provisions of Section 2.5(a) of the Loan Agreement, the principal amount of the Note shall not accrue interest.

This Note is issued pursuant and subject to the terms and conditions of the Loan Agreement, and the holder hereof is entitled to, and shall have, all of the benefits of the Loan Agreement, and all other agreements, instruments, guarantees and other documents executed and delivered in connection therewith and herewith. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

This Note is secured as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

The Lender and/or its assigns is hereby authorized to record all amounts owing by the Borrowers, all of which shall be evidence by this Note, and all repayments thereof, in its books and records in accordance with its usual practice, such books and records constituting prima facie evidence of the accuracy of the information contained therein; provided, however, that the failure of the Lender and/or its assigns to record such information shall not affect any Borrower’s obligations.

This Note shall be binding upon the Borrowers and their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, assigns, endorsees and transferees.

THE BORROWERS AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

This Note and the other Loan Documents shall be construed in accordance with and governed by, the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, the undersigned has executed this Note under its seal as of the date first written above.

THERMOENERGY CORPORATION
THERMOENERGY POWER SYSTEMS, LLC
CASTION CORPORATION

By:	/s/ Teodor Klowan, Jr.
Name: Teodor Klowan, Jr.
Title: CFO / Treasurer

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